UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2022

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Regulation FD Disclosure

On September 12, 2022, Cardiff Oncology, Inc. (the “Company”) issued a press release announcing plans to conduct a randomized Phase 2 trial of onvansertib in combination with standard-of-care (SoC) FOLFIRI/bevacizumab in second-line RAS-mutated mCRC, durability of responses from its ongoing Phase 1b/2 clinical trial in KRAS-mutated mCRC and additional business updates. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. In addition, on September 12, 2022, the Company held a conference call and webcast providing a clinical and corporate update and presented the Investor Presentation attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information under this Item 7.01, including Exhibits 99.1 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On September 10, 2022, the Company issued a press release announcing new preclinical and clinical data from its program in KRAS-mutated mCRC. The data are featured in two posters being presented at the European Society for Medical Oncology (ESMO) Congress 2022, which is taking place at the Paris Expo Porte de Versailles in Paris, France, and virtually. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Cardiff Oncology, Inc. dated September 10, 2022
99.2	Press Release of Cardiff Oncology, Inc. dated September 12, 2022
99.3	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         September 12, 2022

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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